IMPAIRMENT OF ASSETS	12 Months Ended
Dec. 31, 2025
IMPAIRMENT OF ASSETS
IMPAIRMENT OF ASSETS

NOTE 29 — IMPAIRMENT OF ASSETS

The Company performs tests for impairment of assets, notably goodwill and other long-lived assets, based on projections of discounted cash flows, which take into account assumptions such as: cost of capital, growth rate and adjustments applied to flows in perpetuity, methodology for working capital determination, investment plans, and long-term economic-financial forecasts. The impairment test of these assets are assessed based on the analysis of facts or circumstances that may indicate the need to perform the impairment test and are performed at least annually in December, or whenever changes in events or circumstances indicate that the goodwill and other long-lived assets may be impaired.

To determine the recoverable amount of each cash generating unit, the Company uses the discounted cash flow method, using as basis, financial and economic projections for each one. The projections are prepared by taking into consideration observed changes in the economic scenario in the market where the Company operates, as well as assumptions with respect to future results and the historical profitability of each segment.

The Company maintains its monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or significant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity.

29.1 Goodwill impairment test

The Company has three operating segments, which represents the lowest level in which goodwill is monitored by the Company. Goodwill balances by business segment are presented in Note 11.

In December 2025, the Company assessed the recoverability of goodwill in its business segments. The analyses carried out identified impairment losses in the Brazil segment in the amount of R$ 1,964,504. Therefore, the Company wrote off the entire goodwill of this segment in the amount of R$ 373,135, while the remaining portion of R$ 1,591,369 was recognized in fixed assets, as described in note 29.2. No impairment losses were identified in 2024 and 2023.

The period for projecting the cash flows for the goodwill impairment test was five years. The assumptions used to determine the value in use based on the discounted cash flow method include analysis prepared in dollars, such as: projected cash flows based on management estimates for future cash flows, exchange rates, discount rates and growth rates. The cash flow projections already reflect a competitive scenario, as well as macroeconomic challenges in some geographies in which the Company operates. The perpetuity was calculated considering stable operating margins, levels of working capital and investments. The perpetuity growth rates considered in the fourth quarter of 2025 test were: a) North America: 3% (3% in December 2024); b) South America: 3% (3% in December 2024); and c) Brazil: 3% (3% in December 2024).

The post-tax discount rates used were determined taking into consideration market information available on the date of performing the impairment test. The Company adopted distinct rates for each business segment tested with the purpose of reflecting the differences among the markets in which each segment operates, as well as the risks associated to each of them. The post-tax discount rates used were: a) North America: 10.75% (10.50% in December 2024); b) South America: 13.25% (14.75% in December 2024); and c) Brazil 11.75% (11.75% in December 2024). As required by the accounting standard, the Company made a calculation to determine the discount rates, before income tax and social contribution (gross rate of tax effects) and this calculation resulted in the following discount rates for each segment: a) North America 13.46% (13.28% in December 2024); b) South America: 19.04% (22.14% in December 2024); and c) Brazil: 14.68% (15.16% in December 2024).

Discounted cash flows are compared to the book value of each segment and result in the recoverable amount that exceeded book value as shown below: a) North America: R$ 9,584 million (R$ 5,824 million in 2024); and b) South America: R$ 913 million (R$ 1,435 million in 2024). In the Brazil segment, the recoverable amount was below the carrying amount by R$ 1,965 million (exceeded the carrying amount by R$ 5,293 million in 2024).

The Company performed a sensitivity analysis in the assumptions of discount rate and perpetuity growth rate, due to the potential impact in the discounted cash flows.

An increase of 0.5 percentage points in the discount rate of each segment’s cash flow would result in a recoverable amount that exceeded book value as shown below: a) North America: R$ 7,465 million (R$ 3,642 million in 2024); and b) South America: R$ 724 million (R$ 1,247 million in 2024). In the Brazil segment, the recoverable amount would be below the book value by R$ 3,456 million (it would exceed the book value by R$ 3,424 million in 2024).

On the other hand, a decrease of 0.5 percentage points in the perpetuity growth rate of the cash flow of each business segment would result in a recoverable amount that exceeded book value as shown below: a) North America: R$ 8,046 million (R$ 4,220 million in 2024) and b) South America: R$ 790 million (R$ 1,326 million in 2024). In the Brazil segment, the recoverable amount would be below the book value by R$ 3,008 million (it would exceed the book value by R$ 3,962 million in 2024).

It is important to note that significant events or changes in the outlook may lead to losses due to goodwill recoverability. A combination of the above-mentioned sensitivities in the cash flow of each segment would result in an impairment value exceeding the book value as shown below: North America: R$ 6,130 million (R$ 2,255 million in 2024); and b) South America: R$ 614 million (R$ 1,149 million in 2024). In the Brazil segment, the recoverable amount would be below the book value by R$ 4,374 million (it would exceed the book value by R$ 2,253 million in 2024).

29.2 Other assets Impairment test

In the fourth quarter of 2025, due to the revision of the Capex investment plan for its industrial plants, representing a significant reduction compared to recent years, the level of asset utilization at certain industrial plants in the Brazil segment, and the expectation of a deterioration in economic conditions to a greater extent than that contemplated in previous period scenarios, tests performed on other long-lived assets identified impairment losses in fixed assets of the Brazil segment amounting to R$ 1,591,369 (R$ 199,627 in 2024), resulting from recoverable value below the carrying amount.

These losses were determined based on the difference between the carrying amount of assets and its recoverable amount, which represents their value in use (the greater of the fair value less disposal expenses or their value in use). These losses were recorded as an expense, in the “Impairment of assets” line in the Consolidated Statements of Income. The post-tax discount rates used for this test are the same as presented in Note 29.1 of the goodwill impairment test.

The Company will maintain over the next year its constant monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or activities significant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity. Although the projections made by the Company provide a more challenging scenario than that in recent years, the events mentioned above, if manifested in a greater intensity than that anticipated in the assumptions made by management, may lead the Company to revise its projections of value in use and eventually result in impairment losses.